Exhibit 99.1

AppTech Payments Issues Letter To Shareholders

CARLSBAD, Calif., Oct. 22, 2026 (GLOBE NEWSWIRE) -- For too long, AppTech lacked a clear strategic direction. The Company pursued opportunities that did not deliver the results shareholders expected, leaving uncertainty about what AppTech was building and where it was headed. In many cases, we focused on short-term opportunities through acquired technology without first establishing a long-term vision.

That is no longer the case.

Today, AppTech is pursuing a clear and focused strategy built around a single objective: to become a leading payments infrastructure technology company.

We Are A Payments Infrastructure Technology Company

The acquisition of Infinitus Pay (“IP”) in October 2025 fundamentally transformed our business. It provided the technical framework and industry expertise required to build a scalable payments platform. Today, we serve more than forty fintechs and businesses representing thousands of underlying customers and process billions of dollars in annualized payment volume.

Our platform provides businesses with reliable access to U.S. dollar accounts and payment rails, including wire transfers, SWIFT, ACH, and stablecoin-enabled settlement, all within a compliance-focused framework.

The acquisition also gave AppTech something it has historically lacked: a scalable payments business with recurring revenue, meaningful transaction volume, and a clearer path to long-term growth.

Where We Are Investing

Currently, most of our services rely on third-party providers, limiting our control over the customer experience. The Company previously intended to address these limitations through additional acquisitions, but I believe that AppTech needs a different approach: building and owning more of the capabilities that are critical to our long-term success.

Since becoming Interim CEO, I have directed our investments toward three areas: technology, compliance and talent.

Technology

To reduce costs, improve scalability, and position AppTech for growth, we are consolidating our offerings onto a single platform that will power all our products. This new platform will provide clients with a single point of connection, concentrate our engineering efforts on one unified codebase, and apply compliance controls consistently across every product. It will also serve as the foundation for future products and incorporate AI-enabled capabilities that improve both customer and internal operations.

Development began in mid-July, and we are on track to launch before year-end. Once complete, we expect the new platform to accelerate customer onboarding, improve operational efficiencies, simplify the integration of additional banking partners, enhance the customer experience, and support stronger long-term margins.

Compliance

Compliance sits at the center of everything we do. It protects our banking partners, our customers, and our reputation. Our new platform strengthens this core tenant by incorporating transaction monitoring, sanctions screening, fraud detection, and financial-crime risk management capabilities. Embedding these controls directly into the platform, allows us to better support our banking partners, grow responsibly, reduce risk, and provide customers with dependable access to the U.S. financial system.

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Talent (Our most important investment)

Technology and compliance are only as strong as the people behind them. Over the past several months, we have strengthened our organization through a combination of leadership changes and strategic hires. Two additions are particularly noteworthy:

•	Nick Saponaro, Interim Chief Technology Officer, is leading the platform initiative alongside a revamped engineering team. He brings more than a decade of experience building compliance-focused digital-asset infrastructure, including leadership roles at a licensed global exchange.

•	Our Compliance Team has been strengthened through the engagement of an experienced compliance consultant and the addition of a dedicated AML analyst. Together, they bring valuable experience from the banking side of the partnerships we rely on. Their immediate focus is strengthening our compliance program, improving onboarding practices, and building greater confidence with our banking partners.

Executing On Our Vision

Strong customer demand and an experienced sales team have created both a significant onboarding pipeline and transaction volumes that are comparable to much larger institutions. Our priority now is execution: completing our new platform, migrating customers, expanding banking partnerships, and introducing complementary products. These initiatives are designed to convert demand into revenue by further monetizing the volume currently transacting on our platform.

Over the next year, we will focus on four growth initiatives.

•	Credit Card Issuance

To accelerate our time to market, we have added an experienced banking executive to help secure the necessary partnerships and navigate licensing and regulatory requirements. Subject to execution and regulatory approvals, we expect our card program to begin generating revenue in late 2027.

•	Digital Asset Conversions

We intend to provide qualified customers with a compliant and efficient way to convert between digital assets and U.S. dollars. This capability builds upon payment activity already connected to our platform and represents an opportunity to generate additional revenue while expanding the services available to our customers.

•	Bank Yield Program

We are onboarding accounts that may generate lower transactional volumes but will maintain larger average daily deposit balances. These balances create an additional recurring revenue stream through our participation in the yield generated on customer deposits, allowing us to benefit from both payment activity and deposit growth.

•	Compliance-as-a-Service

Many businesses require sophisticated financial-crime controls to maintain their banking relationships but lack the internal resources to build and manage those capabilities themselves. Because these controls are already being integrated into our platform, we are well positioned to offer them as a recurring service. This initiative has the potential to generate additional revenue while strengthening relationships with both customers and banking partners.

These initiatives are driven by existing customer demand and align with capabilities we are already building. Together, they intend to increase revenue per customer, deepen customer relationships, and enhance the value of our new platform for both customers and banking partners.

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A Candid Reset, Focused On Execution

When I became interim CEO, I inherited several challenges that required immediate attention. In response, we assembled a team, established clear priorities, and set a course to address these challenges. Our efforts have been focused on resolving the banking partner matter disclosed in our prior filings, building critical infrastructure, winding down Finzeo, our legacy platform, and correcting deficiencies in our merchant processing business. As a result of these actions, we expect growth to slow or decrease during the second half of the year. While that outcome is not ideal, we believe these efforts are necessary to reduce operational risk and position AppTech for stronger, more sustainable growth.

That same discipline will guide how we onboard new customers. We evaluate opportunities based on both customer needs and long-term economics for AppTech. Some customers will onboard immediately, while others may be better served on our new platform, where we expect to provide a superior experience and capture greater value. These decisions may affect near-term growth, but we believe they will create greater long-term shareholder value.

This reset will require dedicated commitment and follow-through. We have a growing customer base, meaningful payment volume, and a team focused on completing the platform and growing revenue. Our focus now is on turning that progress into stronger financial results.

I look forward to keeping shareholders informed of our progress and appreciate your continued support.

Felipe A. Corrado IV
Interim Chief Executive Officer and Chief Financial Officer
AppTech Payments Corp.

About AppTech Payments Corp.

AppTech Payments Corp. (OTCQB: APCX) provides digital financial services for financial institutions, corporations, small and midsized enterprises ("SMEs"), and consumers through its scalable cloud-based platform architecture and infrastructure. The Company's growing suite of payment, banking, and software solutions enables businesses to modernize payment acceptance, money movement, and financial operations. For more information, please visit www.apptechcorp.com.

Forward-Looking Statements

This press release contains “forward-looking statements” as the phrase is defined in Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “opportunity,” “plan,” “project,” “should,” “strategy,” “will,” “will be,” “will continue,” “will likely result,” “would” and similar expressions (including the negative versions of such words or expressions). All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. These statements include, but are not limited to, statements regarding the Company's expected growth, future financial performance, SaaS platform development and deployment, customer onboarding, transaction volumes, banking relationships, recurring revenue opportunities, profitability, and strategic initiatives. These forward-looking statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied. Readers are encouraged to review the risk factors described in the Company's filings with the Securities and Exchange Commission. The forward-looking statements contained in this press release speak only as of the date of this release, and the Company undertakes no obligation to update any forward-looking statements except as required by applicable law.

AppTech Payments Corp.

info@apptechcorp.com

760-707-5959

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